UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21755

Name of Fund: BlackRock Enhanced Equity Yield & Premium Fund, Inc. (ECV)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Enhanced Equity Yield & Premium Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 – 12/31/2007

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

DECEMBER 31, 2007

BlackRock Enhanced Equity Yield Fund, Inc. (EEF)

BlackRock Enhanced Equity Yield & Premium Fund, Inc. (ECV)

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 ANNUAL REPORT

DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007	6-month	12-month

U.S. equities (S&P 500 Index)	–1.37%	+ 5.49%

Small cap U.S. equities (Russell 2000 Index)	–7.53	– 1.57

International equities (MSCI Europe, Australasia, Far East Index)	+0.39	+11.17

Fixed income (Lehman Brothers U.S. Aggregate Bond Index)	+5.93	+ 6.97

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+3.22	+ 3.36

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	–0.67	+ 2.27

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the “Fed”) stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25% . In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of “What’s Ahead in 2008: An Investment Perspective,” or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2007

BlackRock Enhanced Equity Yield Fund, Inc.

Investment Objective

BlackRock Enhanced Equity Yield Fund, Inc. (EEF) primarily seeks to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index.

Fund Information

Symbol on New York Stock Exchange	EEF
Initital Offering Date	May 6, 2005
Yield on Closing Market Price as of December 31, 2007** ($16.16)	12.38%
Current Quarterly Distribution per share of Common Stock*	$ .50
Current Annualized Distribution per share of Common Stock*	$2.00

* The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
** Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.

The table below summarizes the Fund’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$16.16	$19.86	(18.63%)	$21.00	$15.33
Net Asset Value	$17.57	$18.68	(5.94%)	$19.35	$17.16

The following chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition

Sector	12/31/07	12/31/06

Financials	17%	20%
Information Technology	17	14
Health Care	13	14
Energy	13	10
Industrials	11	10
Consumer Staples	10	9
Consumer Discretionary	8	11
Telecommunication Services	4	4
Materials	4	5
Utilities	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4 ANNUAL REPORT

DECEMBER 31, 2007

Fund Summary as of December 31, 2007

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Investment Objective

BlackRock Enhanced Equity Yield & Premium Fund, Inc. (EVC) primarily seeks to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index as well as the NASDAQ 100 Index.

Fund Information

Symbol on New York Stock Exchange	ECV
Initital Offering Date	June 30, 2005
Yield on Closing Market Price as of December 31, 2007** ($15.68)	13.07%
Current Semi-Annual Distribution per share of Common Stock*	$1.025
Current Annualized Distribution per share of Common Stock*	$2.05

* The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
** Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.

The table below summarizes the Fund’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$15.68	$19.52	(19.67%)	$22.20	$15.11
Net Asset Value	$17.30	$18.14	(4.63%)	$19.36	$16.97

The following chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition

Sector				12/31/07	12/31/06

Information Technology				28%	25%
Financials				14	13
Health Care				13	13
Energy				10	6
Consumer Discretionary				9	14
Industrials				9	10
Consumer Staples				8	7
Telecommunication Services				4	4
Materials				3	4
Utilities				2	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT

DECEMBER 31, 2007

5

Schedule of Investments as of December 31, 2007

BlackRock Enhanced Equity Yield Fund, Inc.

	Shares
Common Stocks	Held	Value

Aerospace & Defense — 1.6%
General Dynamics Corp.	7,100	$ 631,829
Honeywell International, Inc.	9,400	578,758
L-3 Communications Holdings, Inc.	4,000	423,760
Lockheed Martin Corp.	19,600	2,063,096
Northrop Grumman Corp.	29,700	2,335,608

		6,033,051

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. Class B	59,600	4,214,912

Auto Components — 0.2%
Johnson Controls, Inc.	16,800	605,472

Automobiles — 0.6%
General Motors Corp.	91,500	2,277,435

Beverages — 2.3%
Anheuser-Busch Cos., Inc.	21,800	1,141,012
The Coca-Cola Co.	92,300	5,664,451
PepsiCo, Inc.	25,600	1,943,040

		8,748,503

Biotechnology — 1.6%
Amgen, Inc. (b)	51,500	2,391,660
Biogen Idec, Inc. (b)	11,600	660,272
Celgene Corp. (b)	11,000	508,310
Genzyme Corp. (b)	8,600	640,184
Gilead Sciences, Inc. (b)	40,000	1,840,400

		6,040,826

Capital Markets — 2.6%
American Capital Strategies Ltd.	72,200	2,379,712
The Goldman Sachs Group, Inc.	20,700	4,451,535
Lehman Brothers Holdings, Inc.	27,300	1,786,512
Morgan Stanley	18,600	987,846

		9,605,605

Chemicals — 1.6%
Air Products & Chemicals, Inc.	6,300	621,369
The Dow Chemical Co.	48,300	1,903,986
E.I. du Pont de Nemours & Co.	47,600	2,098,684
PPG Industries, Inc.	18,000	1,264,140

		5,888,179

Commercial Banks — 3.4%
BB&T Corp.	15,400	472,318
Comerica, Inc.	17,700	770,481
KeyCorp	11,100	260,295
National City Corp.	16,300	268,298
Regions Financial Corp.	124,900	2,953,885
U.S. Bancorp	134,900	4,281,726
Wachovia Corp.	54,200	2,061,226
Wells Fargo & Co.	60,700	1,832,533

		12,900,762

Commercial Services & Supplies — 0.1%
Monster Worldwide, Inc. (b)	6,400	207,360

Communications Equipment — 3.1%
Ciena Corp. (b)	15,971	544,771
Cisco Systems, Inc. (b)	142,600	3,860,182
Corning, Inc.	52,100	1,249,879
Motorola, Inc.	132,500	2,125,300
QUALCOMM, Inc.	103,300	4,064,855

		11,844,987

	Shares
Common Stocks	Held	Value

Computers & Peripherals — 3.5%
Apple Computer, Inc. (b)	26,400	$ 5,229,312
Dell, Inc. (b)	64,300	1,575,993
EMC Corp.	61,600	1,141,448
Hewlett-Packard Co.	43,400	2,190,832
International Business Machines Corp.	19,100	2,064,710
SanDisk Corp. (b)	33,600	1,114,512

		13,316,807

Consumer Finance — 0.3%
American Express Co.	11,500	598,230
Discover Financial Services LLC	23,700	357,396

		955,626

Containers & Packaging — 0.0%
Pactiv Corp. (b)	1,500	39,945

Diversified Financial Services — 4.9%
Bank of America Corp.	143,400	5,916,684
CME Group, Inc.	3,949	2,709,014
Citigroup, Inc.	198,800	5,852,672
JPMorgan Chase & Co.	92,400	4,033,260

		18,511,630

Diversified Telecommunication Services — 3.9%
AT&T Inc.	174,590	7,255,960
Chunghwa Telecom Co. Ltd. (c)	1	12
Citizens Communications Co.	210,500	2,679,665
Embarq Corp.	25,091	1,242,757
Verizon Communications, Inc.	82,190	3,590,881

		14,769,275

Electric Utilities — 1.4%
American Electric Power Co., Inc.	11,300	526,128
Entergy Corp.	5,600	669,312
Exelon Corp.	19,100	1,559,324
FPL Group, Inc.	25,300	1,714,834
FirstEnergy Corp.	8,600	622,124

		5,091,722

Electrical Equipment — 1.3%
Emerson Electric Co.	51,200	2,900,992
Rockwell Automation, Inc.	26,000	1,792,960

		4,693,952

Electronic Equipment & Instruments — 0.3%
Tyco Electronics Ltd.	29,925	1,111,115

Energy Equipment & Services — 2.8%
Baker Hughes, Inc.	9,600	778,560
National Oilwell Varco, Inc. (b)	39,600	2,909,016
Schlumberger Ltd.	13,297	1,308,026
Smith International, Inc.	41,100	3,035,235
Transocean, Inc. (b)	16,930	2,423,530

		10,454,367

Food & Staples Retailing — 1.8%
CVS/Caremark Corp.	43,720	1,737,870
Wal-Mart Stores, Inc.	67,900	3,227,287
Walgreen Co.	38,800	1,477,504
Whole Foods Market, Inc.	4,600	187,680

		6,630,341

6 ANNUAL REPORT

DECEMBER 31, 2007

Schedule of Investments (continued)

BlackRock Enhanced Equity Yield Fund, Inc.

	Shares
Common Stocks	Held	Value

Food Products — 1.0%
ConAgra Foods, Inc.	16,600	$ 394,914
Kraft Foods, Inc.	49,021	1,599,555
Sara Lee Corp.	117,400	1,885,444

		3,879,913

Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	13,800	801,090
Becton Dickinson & Co.	18,400	1,537,872
Boston Scientific Corp. (b)	44,046	512,255
Covidien Ltd.	29,925	1,325,378
Medtronic, Inc.	3,600	180,972
Zimmer Holdings, Inc. (b)	9,500	628,425

		4,985,992

Health Care Providers & Services — 1.6%
Aetna, Inc.	16,300	940,999
Express Scripts, Inc. (b)	18,200	1,328,600
Medco Health Solutions, Inc. (b)	12,600	1,277,640
UnitedHealth Group, Inc.	40,600	2,362,920

		5,910,159

Hotels, Restaurants & Leisure — 2.6%
Carnival Corp.	35,500	1,579,395
McDonald's Corp.	74,600	4,394,686
Starbucks Corp. (b)	87,200	1,784,984
Starwood Hotels & Resorts Worldwide, Inc.	39,400	1,734,782
Wendy's International, Inc.	7,300	188,632

		9,682,479

Household Durables — 0.6%
Black & Decker Corp.	1,900	132,335
Fortune Brands, Inc.	22,700	1,642,572
Lennar Corp. Class A	23,000	411,470

		2,186,377

Household Products — 1.7%
The Procter & Gamble Co.	88,742	6,515,438

IT Services — 0.6%
Automatic Data Processing, Inc.	40,300	1,794,559
Cognizant Technology Solutions Corp. (b)	12,800	434,432

		2,228,991

Industrial Conglomerates — 4.7%
3M Co.	38,500	3,246,320
General Electric Co.	332,300	12,318,361
Textron, Inc.	14,800	1,055,240
Tyco International Ltd.	21,825	865,361

		17,485,282

Insurance — 3.4%
The Allstate Corp.	18,700	976,701
American International Group, Inc.	40,700	2,372,810
Hartford Financial Services Group, Inc.	16,100	1,403,759
Lincoln National Corp.	36,300	2,113,386
Marsh & McLennan Cos., Inc.	75,500	1,998,485
The Progressive Corp.	62,000	1,187,920
The Travelers Cos., Inc.	49,600	2,668,480

		12,721,541

Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (b)	20,900	1,936,176

	Shares
Common Stocks	Held	Value

Internet Software & Services — 1.9%
eBay, Inc. (b)	78,800	$ 2,615,372
Google, Inc. Class A (b)	5,930	4,100,476
Yahoo! Inc. (b)	23,100	537,306

		7,253,154

Leisure Equipment & Products — 0.4%
Eastman Kodak Co.	64,000	1,399,680

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc. (b)	12,000	692,160

Machinery — 1.6%
Caterpillar, Inc.	37,500	2,721,000
Cummins, Inc.	14,800	1,885,076
Deere & Co.	16,800	1,564,416

		6,170,492

Media — 2.0%
CBS Corp. Class B	79,650	2,170,463
Comcast Corp. Class A (b)	103,200	1,884,432
The DIRECTV Group, Inc. (b)	60,600	1,401,072
Viacom, Inc. Class B (b)	34,650	1,521,828
Walt Disney Co.	18,300	590,724

		7,568,519

Metals & Mining — 1.4%
Alcoa, Inc.	30,700	1,122,085
Allegheny Technologies, Inc.	19,000	1,641,600
Freeport-McMoRan Copper & Gold, Inc. Class B	24,800	2,540,512

		5,304,197

Multi-Utilities — 1.7%
Ameren Corp.	12,000	650,520
Consolidated Edison, Inc.	32,400	1,582,740
Dominion Resources, Inc.	16,400	778,180
Public Service Enterprise Group, Inc.	34,200	3,359,808

		6,371,248

Multiline Retail — 0.2%
Family Dollar Stores, Inc.	8,500	163,455
Target Corp.	9,700	485,000

		648,455

Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp. (e)	30,400	1,996,976
Apache Corp.	9,700	1,043,138
Chevron Corp.	75,106	7,009,643
ConocoPhillips	47,400	4,185,420
Devon Energy Corp.	33,000	2,934,030
EOG Resources, Inc.	17,200	1,535,100
Exxon Mobil Corp.	132,700	12,432,663
Hess Corp.	22,800	2,299,608
Marathon Oil Corp.	3,900	237,354
Valero Energy Corp.	15,600	1,092,468
XTO Energy, Inc.	15,000	770,400

		35,536,800

Paper & Forest Products — 0.7%
International Paper Co.	52,500	1,699,950
MeadWestvaco Corp.	14,200	444,460
Weyerhaeuser Co.	8,000	589,920

		2,734,330

ANNUAL REPORT

DECEMBER 31, 2007

7

Schedule of Investments (concluded)

BlackRock Enhanced Equity Yield Fund, Inc.

	Shares
Common Stocks	Held	Value

Pharmaceuticals — 7.2%
Abbott Laboratories (e)	23,200	$ 1,302,680
Bristol-Myers Squibb Co.	120,000	3,182,400
Eli Lilly & Co.	54,300	2,899,077
Johnson & Johnson	105,200	7,016,840
Merck & Co., Inc.	85,800	4,985,838
Pfizer, Inc.	313,100	7,116,763
Wyeth	16,500	729,135

		27,232,733

Real Estate Investment Trusts (REITs) — 0.8%
Equity Residential Properties	8,200	299,054
Plum Creek Timber Co., Inc.	60,500	2,785,420

		3,084,474

Semiconductors & Semiconductor Equipment — 3.2%
Applied Materials, Inc.	39,100	694,416
Intel Corp.	136,300	3,633,758
Linear Technology Corp.	39,400	1,254,102
Microchip Technology, Inc.	54,400	1,709,248
National Semiconductor Corp.	57,700	1,306,328
Nvidia Corp. (b)	69,150	2,352,483
Texas Instruments, Inc.	33,400	1,115,560

		12,065,895

Software — 3.8%
Autodesk, Inc. (b)	41,500	2,065,040
Electronic Arts, Inc. (b)	19,200	1,121,472
Microsoft Corp.	238,500	8,490,600
Oracle Corp. (b)	112,100	2,531,218

		14,208,330

Specialty Retail — 0.5%
Home Depot, Inc.	64,800	1,745,712

Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc. (b)	11,900	363,902
VF Corp.	8,500	583,610

		947,512

	Shares
Common Stocks	Held	Value

Thrifts & Mortgage Finance — 0.6%
Fannie Mae	28,300	$ 1,131,434
Freddie Mac	20,200	688,214
Washington Mutual, Inc.	25,200	342,972

		2,162,620

Tobacco — 2.2%
Altria Group, Inc.	76,300	5,766,754
Reynolds American, Inc.	34,700	2,288,812
UST, Inc.	4,100	224,680

		8,280,246

Total Common Stocks
(Cost — $343,155,879) — 94.6%		354,880,777

	Beneficial
Short-Term Securities	Interest

BlackRock Liquidity Series, LLC
Money Market Series, 4.78% (a)(d)	$34,720,875	34,720,875

Total Short-Term Securities
(Cost — $34,720,875) — 9.2%		34,720,875

Total Investments Before Options Written
(Cost — $377,876,754*) — 103.8%		389,601,652

	Number of
Options Written	Contracts

Call Options Written — (1.0%)
S&P 500 Index, expiring January 2008
at $1,475	1,730	(3,961,700)

Total Options Written
(Premiums Received — $5,561,868) — (1.0%)		(3,961,700)

Total Investments, Net of Options Written
(Cost — $372,314,886) — 102.8%		385,639,952
Liabilities in Excess of Other Assets — (2.8%)		(10,505,847)

Net Assets — 100.0%		$ 375,134,105

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2007, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 377,876,985

Gross unrealized appreciation	$ 37,360,212
Gross unrealized depreciation	(25,635,545)

Net unrealized appreciation	$ 11,724,667

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Interest
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$ 18,244
BlackRock Liquidity Series, LLC
Money Market Series	$25,823,602	$1,079,543

(b) Non-income producing security. (c) Depositary receipts.

(d) Represents the current yield as of December 31, 2007.

(e) Security held as collateral in connection with open financial futures contracts.

• Financial futures contracts purchased as of December 31, 2007 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

263	S&P 500 Index	March 2008	$19,544,162	$(118,325)

  For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.This definition may not apply for purposes of this report, which may combine industrysub-classifications for reporting ease. Industries are shown as a percent of net assets.These industry classifications are unaudited.

See Notes to Financial Statements.

8 ANNUAL REPORT

DECEMBER 31, 2007

Schedule of Investments as of December 31, 2007

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

	Shares
Common Stocks	Held	Value

Aerospace & Defense — 0.8%
L-3 Communications Holdings, Inc.	3,900	$ 413,166
Lockheed Martin Corp.	700	73,682
Northrop Grumman Corp.	20,600	1,619,984
Precision Castparts Corp.	2,700	374,490

		2,481,322

Air Freight & Logistics — 0.9%
FedEx Corp.	3,600	321,012
United Parcel Service, Inc. Class B	34,900	2,468,128

		2,789,140

Auto Components — 0.1%
Johnson Controls, Inc.	10,300	371,212

Automobiles — 0.2%
Ford Motor Co. (b)	23,900	160,847
General Motors Corp.	11,800	293,702
Harley-Davidson, Inc.	3,400	158,814

		613,363

Beverages — 1.4%
The Coca-Cola Co.	46,300	2,841,431
PepsiCo, Inc.	21,700	1,647,030

		4,488,461

Biotechnology — 3.2%
Amgen, Inc. (b)	40,700	1,890,108
Celgene Corp. (b)	30,000	1,386,300
Genzyme Corp. (b)	32,900	2,449,076
Gilead Sciences, Inc. (b)	86,600	3,984,466

		9,709,950

Building Products — 0.1%
Masco Corp.	16,500	356,565

Capital Markets — 2.1%
American Capital Strategies Ltd.	7,500	247,200
The Charles Schwab Corp.	16,500	421,575
Franklin Resources, Inc.	2,800	320,404
The Goldman Sachs Group, Inc.	13,300	2,860,165
Legg Mason, Inc.	22,900	1,675,135
Morgan Stanley	14,000	743,540

		6,268,019

Chemicals — 1.2%
The Dow Chemical Co.	43,500	1,714,770
E.I. du Pont de Nemours & Co.	26,500	1,168,385
Eastman Chemical Co.	12,400	757,516

		3,640,671

Commercial Banks — 2.2%
BB&T Corp.	23,300	714,611
Comerica, Inc.	8,000	348,240
KeyCorp	6,700	157,115
National City Corp.	13,600	223,856
U.S. Bancorp	69,300	2,199,582
Wachovia Corp.	35,700	1,357,671
Wells Fargo & Co.	57,100	1,723,849

		6,724,924

Commercial Services & Supplies — 0.6%
Pitney Bowes, Inc.	28,700	1,091,748
R.R. Donnelley & Sons Co.	19,500	735,930

		1,827,678

	Shares
Common Stocks	Held	Value

Communications Equipment — 5.1%
Ciena Corp. (b)	18,371	$ 626,635
Cisco Systems, Inc. (b)	185,600	5,024,192
Corning, Inc.	48,900	1,173,111
Juniper Networks, Inc. (b)	43,900	1,457,480
QUALCOMM, Inc.	117,100	4,607,885
Research In Motion Ltd. (b)	25,500	2,891,700

		15,781,003

Computers & Peripherals — 5.3%
Apple Computer, Inc. (b)	65,600	12,994,048
EMC Corp.	36,300	672,639
Hewlett-Packard Co.	10,900	550,232
International Business Machines Corp.	7,200	778,320
SanDisk Corp. (b)	36,200	1,200,754

		16,195,993

Construction & Engineering — 0.5%
Fluor Corp.	9,800	1,428,056

Consumer Finance — 0.1%
Discover Financial Services LLC	22,500	339,300

Containers & Packaging — 0.0%
Temple-Inland, Inc.	3,300	68,805

Distributors — 0.3%
Genuine Parts Co.	21,900	1,013,970

Diversified Financial Services — 3.8%
Bank of America Corp.	118,301	4,881,099
CME Group, Inc.	900	617,400
Citigroup, Inc.	141,500	4,165,760
Guaranty Financial Group, Inc. (b)	1,100	17,600
JPMorgan Chase & Co.	42,900	1,872,585

		11,554,444

Diversified Telecommunication Services — 3.2%
AT&T Inc.	105,432	4,381,754
Citizens Communications Co.	78,600	1,000,578
Embarq Corp.	7,019	347,651
Verizon Communications, Inc.	75,532	3,299,993
Windstream Corp.	65,661	854,906

		9,884,882

Electric Utilities — 1.3%
Exelon Corp.	11,500	938,860
Progress Energy, Inc.	38,800	1,879,084
The Southern Co.	32,700	1,267,125

		4,085,069

Electrical Equipment — 0.3%
Emerson Electric Co.	17,300	980,218

Electronic Equipment & Instruments — 0.1%
Tyco Electronics Ltd.	8,475	314,677

Energy Equipment & Services — 2.5%
Baker Hughes, Inc.	6,300	510,930
National Oilwell Varco, Inc. (b)	31,900	2,343,374
Schlumberger Ltd.	3,103	305,242
Smith International, Inc.	33,682	2,487,416
Transocean, Inc. (b)	10,354	1,482,175
Weatherford International Ltd. (b)	5,800	397,880

		7,527,017

ANNUAL REPORT

DECEMBER 31, 2007

9

Schedule of Investments (continued)

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

	Shares
Common Stocks	Held	Value

Food & Staples Retailing — 1.2%
CVS/Caremark Corp.	25,600	$ 1,017,600
Wal-Mart Stores, Inc.	42,000	1,996,260
Walgreen Co.	17,200	654,976

		3,668,836

Food Products — 0.9%
Kraft Foods, Inc.	49,427	1,612,803
Sara Lee Corp.	77,300	1,241,438

		2,854,241

Gas Utilities — 0.2%
Spectra Energy Corp.	24,700	637,754

Health Care Equipment & Supplies — 0.5%
Baxter International, Inc.	3,400	197,370
Boston Scientific Corp. (b)	38,486	447,592
Covidien Ltd.	8,475	375,358
Stryker Corp.	5,900	440,848

		1,461,168

Health Care Providers & Services — 2.3%
Aetna, Inc.	8,800	508,024
Cigna Corp.	10,800	580,284
Express Scripts, Inc. (b)	17,600	1,284,800
Humana, Inc. (b)	14,600	1,099,526
Medco Health Solutions, Inc. (b)	5,500	557,700
UnitedHealth Group, Inc.	32,700	1,903,140
WellPoint, Inc. (b)	12,100	1,061,533

		6,995,007

Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.	7,500	333,675
McDonald's Corp.	46,700	2,751,097
Starbucks Corp. (b)	103,000	2,108,410
Wynn Resorts Ltd.	14,300	1,603,459

		6,796,641

Household Durables — 1.2%
D.R. Horton, Inc.	8,300	109,311
Fortune Brands, Inc.	24,900	1,801,764
Garmin Ltd.	5,300	514,100
KB Home	3,600	77,760
Newell Rubbermaid, Inc.	49,600	1,283,648

		3,786,583

Household Products — 1.4%
Colgate-Palmolive Co.	5,500	428,780
Kimberly-Clark Corp.	5,200	360,568
The Procter & Gamble Co.	46,800	3,436,056

		4,225,404

IT Services — 1.0%
Cognizant Technology Solutions Corp. (b)	36,200	1,228,628
Paychex, Inc.	48,200	1,745,804

		2,974,432

Industrial Conglomerates — 3.5%
3M Co.	26,000	2,192,320
General Electric Co.	221,600	8,214,712
Textron, Inc.	6,200	442,060

		10,849,092

	Shares
Common Stocks	Held	Value

Insurance — 2.7%
The Allstate Corp.	12,300	$ 642,429
American International Group, Inc.	18,600	1,084,380
Hartford Financial Services Group, Inc.	6,800	592,892
Lincoln National Corp.	21,600	1,257,552
Marsh & McLennan Cos., Inc.	11,300	299,111
MetLife, Inc.	14,600	899,652
Prudential Financial, Inc.	7,900	735,016
Safeco Corp.	14,800	824,064
The Travelers Cos., Inc.	33,300	1,791,540
XL Capital Ltd. Class A	4,700	236,457

		8,363,093

Internet & Catalog Retail — 0.4%
Amazon.com, Inc. (b)	13,000	1,204,320

Internet Software & Services — 3.9%
eBay, Inc. (b)	108,307	3,594,709
Google, Inc. Class A (b)(e)	9,500	6,569,060
Yahoo! Inc. (b)	74,700	1,737,522

		11,901,291

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc. (b)	26,100	1,505,448

Machinery — 1.3%
Caterpillar, Inc.	18,200	1,320,592
Cummins, Inc.	16,400	2,088,868
Danaher Corp.	4,300	377,282
Joy Global, Inc.	3,700	243,534

		4,030,276

Media — 3.0%
CBS Corp. Class B	20,900	569,525
Comcast Corp. Class A (b)	113,650	2,075,249
The DIRECTV Group, Inc. (b)	44,700	1,033,464
Lamar Advertising Co. Class A	43,544	2,093,160
The McGraw-Hill Cos., Inc.	5,400	236,574
News Corp. Class A	40,100	821,649
Viacom, Inc. Class B (b)	29,400	1,291,248
Walt Disney Co.	33,500	1,081,380

		9,202,249

Metals & Mining — 1.1%
Allegheny Technologies, Inc.	6,400	552,960
Freeport-McMoRan Copper & Gold, Inc. Class B	24,000	2,458,560
Newmont Mining Corp.	1,700	83,011
Nucor Corp.	6,000	355,320

		3,449,851

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	15,700	1,542,368
TECO Energy, Inc.	31,600	543,836

		2,086,204

Multiline Retail — 0.1%
Sears Holdings Corp. (b)	3,500	357,175

Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.	9,200	604,348
Apache Corp.	6,500	699,010
Chesapeake Energy Corp.	23,000	901,600
Chevron Corp.	49,200	4,591,836
ConocoPhillips	29,521	2,606,704

10 ANNUAL REPORT

DECEMBER 31, 2007

Schedule of Investments (continued)

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

	Shares
Common Stocks	Held	Value

Oil, Gas & Consumable Fuels (concluded)
Devon Energy Corp.	10,200	$ 906,882
EOG Resources, Inc.	4,200	374,850
Exxon Mobil Corp.	75,400	7,064,226
Marathon Oil Corp.	2,300	139,978
Valero Energy Corp.	10,800	756,324
XTO Energy, Inc.	9,500	487,920

		19,133,678

Paper & Forest Products — 0.7%
International Paper Co.	39,200	1,269,296
MeadWestvaco Corp.	26,300	823,190

		2,092,486

Pharmaceuticals — 5.1%
Abbott Laboratories	25,400	1,426,210
Bristol-Myers Squibb Co.	94,200	2,498,184
Eli Lilly & Co.	18,000	961,020
Johnson & Johnson	60,200	4,015,340
Merck & Co., Inc.	37,000	2,150,070
Pfizer, Inc.	202,300	4,598,279

		15,649,103

Real Estate Investment Trusts (REITs) — 0.7%
Developers Diversified Realty Corp.	7,900	302,491
Equity Residential Properties	5,600	204,232
Plum Creek Timber Co., Inc.	23,200	1,068,128
Simon Property Group, Inc.	3,800	330,068
Vornado Realty Trust	2,300	202,285

		2,107,204

Real Estate Management & Development — 0.0%
Forestar Real Estate Group, Inc. (b)	1,100	25,949

Road & Rail — 0.3%
Ryder System, Inc.	19,100	897,891

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc. (b)	46,700	350,250
Analog Devices, Inc.	41,000	1,299,700
Broadcom Corp. Class A (b)	32,000	836,480
Intel Corp.	123,640	3,296,243
Lam Research Corp. (b)	33,400	1,443,882
Microchip Technology, Inc.	38,200	1,200,244
Nvidia Corp. (b)	78,600	2,673,972

		11,100,771

Software — 6.5%
Adobe Systems, Inc. (b)	34,100	1,457,093
Autodesk, Inc. (b)	50,300	2,502,928
Electronic Arts, Inc. (b)	22,498	1,314,108
Intuit, Inc. (b)	29,400	929,334
Microsoft Corp.	283,800	10,103,280
Oracle Corp. (b)	156,362	3,530,654

		19,837,397

	Shares
Common Stocks	Held	Value

Specialty Retail — 0.7%
Home Depot, Inc.	74,100	$ 1,996,254
Lowe's Cos., Inc.	3,100	70,122

		2,066,376

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc. (b)	21,400	654,412

Thrifts & Mortgage Finance — 1.1%
Fannie Mae	63,200	2,526,736
Freddie Mac	10,000	340,700
Washington Mutual, Inc.	25,100	341,611

		3,209,047

Tobacco — 2.0%
Altria Group, Inc.	34,500	2,607,510
Reynolds American, Inc.	32,400	2,137,104
UST, Inc.	23,500	1,287,800

		6,032,414

Wireless Telecommunication Services — 0.3%
Sprint Nextel Corp.	67,497	886,236

Total Common Stocks
(Cost — $269,120,434) — 90.9%		278,486,768

	Beneficial
Short-Term Securities	Interest

BlackRock Liquidity Series, LLC
Money Market Series, 4.78% (a)(d)	$33,882,119	33,882,119

Total Short-Term Securities
(Cost — $33,882,119) — 11.1%		33,882,119

Total Investments Before Options Written
(Cost — $303,002,553*) — 102.0%		312,368,887

	Number of
Options Written	Contracts

Call Options Written
NASDAQ Index 100, expiring January 2008
at $2,100	75	(292,500)
S&P 500 Index, expiring January 2008
at $1,475	1,315	(3,011,350)

Total Options Written
(Premiums Received — $4,560,235) — (1.1%)		(3,303,850)

Total Investments, Net of Options Written
(Cost — $298,442,318) — 100.9%		309,065,037
Liabilities in Excess of Other Assets — (0.9%)		(2,894,019)

Net Assets — 100.0%		$306,171,018

ANNUAL REPORT

DECEMBER 31, 2007

11

Schedule of Investments (concluded)

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of
December 31, 2007, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 303,012,835

Gross unrealized appreciation	$ 30,003,567
Gross unrealized depreciation	(20,647,515)

Net unrealized appreciation	$ 9,356,052

(a)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Interest
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Money Market Series	$11,891,510	$1,261,191

(b) Non-income producing security. (c) Depositary receipts.

(d) Represents the current yield as of 12/31/2007.

(e) Security held as collateral in connection with open financial futures contracts.

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

• Financial futures contracts purchased on December 31, 2007 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

325	NASDAQ 100 Index	March 2008	$13,717,862	$ (36,987)
186	S&P 500 Index	March 2008	$13,866,231	(127,806)

Total				$ (164,793)

See Notes to Financial Statements.

12 ANNUAL REPORT

DECEMBER 31, 2007

Statements of Assets and Liabilities

		BlackRock
	BlackRock	Enhanced
	Enhanced	Equity Yield
	Equity Yield	& Premium
As of December 31, 2007	Fund, Inc.	Fund, Inc.

Assets

Investments in unaffiliated securities, at value*	$ 354,880,777	$ 278,486,768
Investments in affiliated securities, at value**	34,720,875	33,882,119
Receivable for securities sold	1,522,464	—
Dividends receivable	694,473	349,132
Receivable for securities lending	16,479	—
Prepaid expenses	18,380	15,477

Total assets	391,853,448	312,733,496

Liabilities

Options written, at value***	3,961,700	3,303,850
Bank overdraft	9,979,265	—
Dividends payable to shareholders	2,217,219	2,710,292
Payable to investment advisor	322,316	267,486
Payable for variation margin	78,959	161,778
Payable for other affiliates	3,379	2,797
Accrued expenses	156,505	116,275

Total liabilities	16,719,343	6,562,478

Net Assets

Net Assets	$ 375,134,105	$ 306,171,018

Capital

Common Stock, par value $.10 per share, 200,000,000 shares authorized†	$ 2,134,804	$ 1,769,705
Paid-in capital in excess of par	361,274,634	296,334,101
Accumulated realized capital losses — net	(1,482,074)	(2,390,714)
Unrealized appreciation — net	13,206,741	10,457,926

Net assets	$ 375,134,105	$ 306,171,018

Net asset value	$ 17.57	$ 17.30

Market price	$ 16.16	$ 15.68

* Identified cost for unaffiliated securities	$ 343,155,879	$ 269,120,434

** Identified cost for affiliated securities	$ 34,720,875	$ 33,882,119

*** Premiums received	$ 5,561,868	$ 4,560,235

† Shares of Common Stock outstanding	21,348,041	17,697,047

See Notes to Financial Statements.

ANNUAL REPORT

DECEMBER 31, 2007

13

Statements of Operations

		BlackRock
	BlackRock	Enhanced
	Enhanced	Equity Yield
	Equity Yield	& Premium
For the Year Ended December 31, 2007	Fund, Inc.	Fund, Inc.

Investment Income

Dividends*	$ 9,260,195	$ 5,962,765
Interest from affiliates	1,079,543	1,261,191
Securities lending — net	18,244	—

Total income	10,357,982	7,223,956

Expenses

Investment advisory fees	3,958,902	3,257,277
Accounting services	116,873	99,152
Repurchase offer	—	3,620
Professional fees	66,521	59,167
Transfer agent fees	26,673	23,578
Printing and shareholder reports	34,616	28,654
Directors’ fees and expenses	32,434	27,694
Custodian fees	23,860	21,138
Listing fees	9,436	9,436
Pricing fees	1,066	1,236
Other	29,630	38,008

Total expenses	4,300,011	3,568,960

Investment income — net	6,057,971	3,654,996

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net	12,767,824	19,584,199
Financial futures contracts — net	41,939	338,972
Options written — net	(3,108,393)	(3,861,257)

Total realized gain — net	9,701,370	16,061,914

Change in unrealized appreciation/depreciation on:
Investments — net	2,251,111	1,525,637
Financial futures contracts — net	(74,369)	(82,143)
Options written — net	714,223	40,328

Total change in unrealized appreciation/depreciation — net	2,890,965	1,483,822

Total realized and unrealized gain — net	12,592,335	17,545,736

Net Increase in Net Assets Resulting from Operations	$ 18,650,306	$ 21,200,732

* Including foreign withholding tax	$ 35,762	$ 1,287

See Notes to Financial Statements.

14 ANNUAL REPORT

DECEMBER 31, 2007

Statements of Changes in Net Assets	BlackRock Enhanced Equity Yield Fund, Inc.

	For the
	Year Ended December 31,

Increase (Decrease) in Net Assets:	2007	2006

Operations

Investment income — net	$ 6,057,971	$ 5,607,522
Realized gain — net	9,701,370	24,411,719
Change in unrealized appreciation/depreciation — net	2,890,965	19,395,869

Net increase in net assets resulting from operations	18,650,306	49,415,110

Dividends & Distributions to Shareholders

Investment income — net	(6,028,827)	(7,874,280)
Realized gain — net	(10,245,934)	(20,112,848)
Tax return of capital	(26,237,858)	(17,448,419)

Net decrease in net assets resulting from dividends and distributions to shareholders	(42,512,619)	(45,435,547)

Common Stock Transactions

Value of shares issued to shareholders in reinvestment of dividends and distributions	5,093,318	5,490,895
Net redemption of Common Stock resulting from a repurchase offer (including $5,575 and $51,348, respectively, of
repurchase fees)	(277,233)	(2,534,606)

Net increase in net assets resulting from Common Stock transactions	4,816,085	2,956,289

Net Assets

Total increase (decrease) in net assets	(19,046,228)	6,935,852
Beginning of year	394,180,333	387,244,481

End of year	$ 375,134,105	$ 394,180,333

See Notes to Financial Statements.

ANNUAL REPORT

DECEMBER 31, 2007

15

Statements of Changes in Net Assets	BlackRock Enhanced Equity Yield & Premium Fund, Inc.

		For the
		Year Ended December 31,

Increase (Decrease) in Net Assets:	2007	2006

Operations

Investment income — net	$ 3,654,996	$ 4,820,526
Realized gain — net	16,061,914	11,352,040
Change in unrealized appreciation/depreciation — net	1,483,822	17,470,806

Net increase in net assets resulting from operations	21,200,732	33,643,372

Dividends & Distributions to Shareholders

Investment income — net	(3,654,996)	(4,856,281)
Realized gain — net	(17,184,920)	(9,839,619)
Tax return of capital	(15,306,196)	(21,317,145)

Net decrease in net assets resulting from dividends and distributions to shareholders	(36,146,112)	(36,013,045)

Common Stock Transactions

Value of shares issued to shareholders in reinvestment of dividends and distributions	2,993,123	429,830
Net redemption of Common Stock resulting from a repurchase offer (including $12,145 and $16,944, respectively, of
repurchase fees)	(606,573)	(827,956)

Net increase (decrease) in net assets resulting from Common Stock transactions	2,386,550	(398,126)

Net Assets

Total decrease in net assets	(12,558,830)	(2,767,799)
Beginning of year	318,729,848	321,497,647

End of year	$ 306,171,018	$ 318,729,848

See Notes to Financial Statements.

16 ANNUAL REPORT

DECEMBER 31, 2007

Financial Highlights

		BlackRock			BlackRock
	Enhanced Equity			Enhanced Equity Yield
		Yield Fund, Inc.			& Premium Fund, Inc.
			For the			For the
	For the		Period May 6,	For the		Period June 30,
	Year Ended		2005† to	Year Ended		2005† to
The following per share data and ratios	December 31,		December 31,	December 31,		December 31,
have been derived from information
provided in the financial statements.	2007	2006	2005	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$ 18.68	$ 18.49	$ 19.10	$ 18.14	$ 18.28	$ 19.10

Investment income — net**	.29	.27	.23	.21	.27	.19
Realized and unrealized gain — net	.60††	2.09††	.19	1.00††	1.64††	.04

Total from investment operations	.89	2.36	.42	1.21	1.91	.23

Less dividends and distributions:
Investment income — net	(.28)	(.38)	(.13)	(.21)	(.28)	(.19)
Realized gain — net	(.48)	(.96)	(.87)	(.97)	(.56)	(.68)
Tax return of capital	(1.24)	(.83)	—	(.87)	(1.21)	(.16)

Total dividends and distributions	(2.00)	(2.17)	(1.00)	(2.05)	(2.05)	(1.03)

Offering costs resulting from the issuance of Common Stock	—	—	(.03)	—	—	(.02)

Net asset value, end of period	$ 17.57	$ 18.68	$ 18.49	$ 17.30	$ 18.14	$ 18.28

Market price per share, end of period	$ 16.16	$ 19.86	$ 17.23	$ 15.68	$ 19.52	$ 16.82

Total Investment Return***

Based on net asset value per share	4.96%	13.38%	2.16%†††	7.41%	10.92%	1.40%†††

Based on market price per share	(9.20%)	29.35%	(9.08%)†††	(9.53%)	29.72%	(10.89%)†††

Ratios to Average Net Assets

Expenses	1.09%	1.12%	1.07%*	1.10%	1.11%	1.08%*

Investment income — net	1.53%	1.44%	1.86%*	1.12%	1.49%	1.94%*

Supplemental Data

Net assets, end of period (in thousands)	$375,134	$394,180	$387,244	$306,171	$318,730	$321,498

Portfolio turnover	46%	49%	35%	59%	68%	34%

* Annualized.
** Based on average shares outstanding.
*** Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
† Commencement of operations.
Includes repurchase fees, which are less than $.01 per share.
Aggregate total investment return.
See Notes to Financial Statements.

ANNUAL REPORT

DECEMBER 31, 2007

17

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. Each Fund’s Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol EEF for BlackRock Enhanced Equity Yield Fund, Inc. and ECV for BlackRock Enhanced Equity Yield & Premium Fund, Inc.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments: The Funds value most of their investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (“Directors” or a “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased). Financial futures contracts are traded on exchanges and are valued at their last sale price. Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Funds’ might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies to increase the return of the Funds and to hedge, or protect, exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counter-party does not perform under the contract.

•Options: The Funds may purchase and write call and put options. When the Funds write an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent lia- bility. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

•Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of secu- rities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the trans- action is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Segregation: In cases in which the 1940 Act, and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that each Fund segregate assets in connection with certain investments (e.g., when-issued securities or swap agreements), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment

18 ANNUAL REPORT

DECEMBER 31, 2007

Notes to Financial Statements (continued)

companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Funds implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minumum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Funds, and has determined that the adoption of FIN 48 does not have a material impact on the Funds’ financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the years ended December 31, 2005 through December 31, 2006. The statute of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. For the year ended December 31, 2007, a portion of the dividends and distributions were characterized as a tax return of capital.

Securities Lending: Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Bank Overdraft: BlackRock Enhanced Equity Yield Fund, Inc. recorded a bank overdraft resulting from a timing difference of a reversal of an incorrect dividend distribution payment.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Other: Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses are generally pro-rated to the Funds on the basis of relative net assets of all the BlackRock Closed-End Funds.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

ANNUAL REPORT

DECEMBER 31, 2007

19

Notes to Financial Statements (continued)

Reclassifications: Accounting principles generally accepted in the U.S. require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

BlackRock Enhanced Equity Yield Fund, Inc.

During the current year, $4,520 has been reclassified between accumulated distributions in excess of net investment income and paid in capital in excess of par and $24,624 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the tax characterization of income recognized from partnerships and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

During the current year, $4,534 has been reclassified between paid in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to the sale of securities with a different basis for book and tax. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advice and administrative services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a fee on a monthly basis at an annual rate equal to 1.0% of the aggregate average daily value of each Fund’s net assets and the proceeds of any debt securities or borrowings used for leverage. In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for its sub-advisory services.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, each Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended December 31, 2007, BIM received $4,754 in securities lending agent fees from BlackRock Enhanced Equity Yield Fund, Inc. and none from BlackRock Enhanced Equity Yield and Premium Fund, Inc.

In addition, MLPF&S received $14,127 and $16,900 in commissions on the execution of portfolio security transactions for the year ended December 31, 2007 for BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc., respectively.

For the year ended December 31, 2007, BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. reimbursed the Advisor $7,258 and $6,028, respectively for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were as follows:

	Total	Total
	Purchases	Sales

BlackRock Enhanced Equity Yield
Fund, Inc	$174,299,885	$215,343,267
BlackRock Enhanced Equity Yield &
Premium Fund, Inc	$178,831,884	$228,462,262

BlackRock Enhanced Equity Yield Fund, Inc.

Transactions in options written for the year ended December 31, 2007 were as follows:

	Number of	Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	1,950	$ 3,399,945
Options written	33,027	62,725,312
Options closed	(30,587)	(53,597,380)
Options expired	(2,660)	(6,966,009)

Outstanding call options written,
end of year	1,730	$ 5,561,868

	Number of	Premiums
Put Options Written	Contracts	Received

Outstanding put options written,
beginning of year	—	—
Options written	220	$ 115,929
Options closed	(220)	(115,929)

Outstanding put options written,
end of year	—	$ —

20 ANNUAL REPORT

DECEMBER 31, 2007

Notes to Financial Statements (concluded)

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Transactions in options written for the year ended December 31, 2007 were as follows:

	Number of	Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	1,520	$ 2,997,557
Options written	26,919	53,583,263
Options closed	(24,939)	(47,164,034)
Options expired	(2,110)	(4,856,551)

Outstanding call options written,
end of year	1,390	$ 4,560,235

	Number of	Premiums
Put Options Written	Contracts	Received

Outstanding put options written,
beginning of year	—	—
Options written	180	$ 94,851
Options closed	(180)	(94,851)

Outstanding put options written,
end of year	—	$ —

4. Common Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Fund’s Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Each Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Funds to compensate the Funds for expenses directly related to the repurchase offer.

BlackRock Enhanced Equity Yield Fund, Inc.

Shares issued and outstanding during the year ended December 31, 2007 increased by 266,355 from dividend and distribution reinvestments and decreased by 15,067 as a result of a repurchase offer. Shares issued and outstanding for the year ended December 31, 2006 increased by 298,957 from dividend and distribution reinvestments and decreased by 142,634 as a result of a repurchase offer.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Shares issued and outstanding during the year ended December 31, 2007 increased by 163,331 from dividend and distribution reinvestments and decreased by 33,736 as a result of a repurchase offer. Shares issued and outstanding for the year ended December 31, 2006 increased by 23,010 from dividend and distribution reinvestments and decreased by 45,794 as a result of a repurchase offer.

5. Distributions to Shareholders:

BlackRock Enhanced Equity Yield Fund, Inc.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

	12/31/2007	12/31/2006

Distributions paid from:
Ordinary income	8,757,113	$15,202,420
Net long-term capital gains	7,517,648	12,784,708
Tax return of capital	26,237,858	17,448,419

Total distributions	$ 42,512,619	$45,435,547

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Unrealized gains — net	$ 11,724,667*

Total accumulated earnings — net	$ 11,724,667

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain financial futures contracts.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	12/31/2007	12/31/2006

Distributions paid from:
Ordinary income	11,664,049	$ 5,591,107
Net long-term capital gains	9,175,867	9,104,793
Tax return of capital	15,306,196	21,317,145

Total distributions	$ 36,146,112	$36,013,045

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Unrealized gains — net	$ 8,067,212*

Total accumulated earnings — net	$ 8,067,212

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain financial futures contracts.

ANNUAL REPORT

DECEMBER 31, 2007

21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (the “Funds”), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the respective Funds’ internal control over financial reporting. Accordingly, we express no such opinions. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Enhanced Equity Yield Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey February 27, 2008

22 ANNUAL REPORT

DECEMBER 31, 2007

Important Tax Information

The information set forth below is provided with respect to the distributions paid during the year-ended December 31, 2007:

							Dividends	Short-Term
							Qualifying	Capital
							for the	Gain
			Non-Taxable	Long-Term		Qualifying	Dividends	Dividends
		Ordinary	Return of	Capital		Dividend	Received	for
	Payable	Income Per	Capital	Gains		Income for	Deduction for	Non-U.S.
	Date	Share	Per Share	Per Share	Total	Individuals†	Corporations†	Residents†

BlackRock Enhanced Equity Yield Fund, Inc.	3/30/2007	—	$.308589	$.191411	$ .500000	—	—	—
	6/29/2007	$.027534	$.308589	$.163877	$ .500000	100.00%	98.08%	—
	9/28/2007	$.191411	$.308589	—	$ .500000	100.00%	98.08%	66.77%
	12/31/2007	$.191411	$.308589	—	$ .500000	100.00%	98.08%	—

BlackRock Enhanced Equity Yield &
Premium Fund, Inc.	6/29/2007	$.068638	$.434040	$.522322	$1.025000	49.34%	49.11%	100.00%
	12/31/2007	$.590960	$.434040	—	$1.025000	49.34%	49.11%	65.05%

Expressed as a percentage of the ordinary income distributions paid. Each Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Fundamental Periodic Repurchase Policy

The Boards of Directors approved a fundamental policy whereby the Funds have adopted an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). As an interval fund, each Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Funds can repurchase in each offer will be established by the Funds’ Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Funds’ then outstanding shares.

Each Fund has adopted the following fundamental policy regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.

(c)	The repurchase request deadline for each repurchase offer will be 14 days prior to the last Friday in June for BlackRock Enhanced Equity Yield Fund, Inc. and 14 days prior to the last Friday in September for BlackRock Enhanced Equity Yield & Premium Fund, Inc., provided that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

Each Fund’s Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2007, each Fund conducted a repurchase offer for its shares pursuant to Rule 23c-3 under the 1940 Act. These repurchase offers are summarized in the following table:

	Number of	Amount of	Number of Shares
	Repurchase Offers	Repurchase Offers	Tendered

BlackRock Enhanced Equity Yield Fund, Inc.	1	1,061,620	15,067

BlackRock Enhanced Equity Yield & Premium Fund, Inc.	1	886,539	33,736

ANNUAL REPORT

DECEMBER 31, 2007

23

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the “Plan Agent”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of each Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds’ net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, One Wall Street, New York, NY 10286, Telephone: 800-432-8224.

24 ANNUAL REPORT

DECEMBER 31, 2007

Officers and Directors

Number of
BlackRock-
	Position(s)			Advised Funds
Name, Address	Held with	Length of		and Portfolios	Public
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors*

G. Nicholas Beckwith, III	Director	2007 to	Chairman and Chief Executive Officer, Arch Street Management, LLC	111 Funds	None
40 East 52nd Street		present	since 2005; Chairman and CEO, Beckwith Blawnox Property LLC since	108 Portfolios
New York, NY 10022			2005; Chairman and CEO, Beckwith Clearfield Property LLC since
1945			2005; Chairman and CEO, Beckwith Delmont Property LLC since
2005; Chairman and CEO, Beckwith Erie Property LLC since 2005;
Chairman, Penn West Industrial Trucks LLC since 2005; Chairman,
President and Chief Executive Officer, Beckwith Machinery Company
from 1969 to 2005; Chairman of the Board of Directors, University
of Pittsburgh Medical Center since 2002; Board of Directors, Shady
Side Hospital Foundation since 1977; Beckwith Institute for Innovation
In Patient Care since 1991; Member, Advisory Council on Biology and
Medicine, Brown University since 2002; Trustee, Claude Worthington
Benedum Foundation since 1977; Board of Trustees, Chatham College,
University of Pittsburgh since 2003; Emeritus Trustee, Shady Side
Academy since 1977.

Richard E. Cavanagh	Director	2007 to	Trustee, Aircraft Finance Trust (AFT) since 1999; Director, The Guardian	112 Funds	Arch Chemical
40 East 52nd Street	and	present	Life Insurance Company of America since 1998; Chairman and	109 Portfolios	(chemicals and
New York, NY 10022	Chairman of		Trustee, Educational Testing Service (ETS) since 1997; Director, the		allied products)
1946	the Board of		Fremont Group since 1996; President and Chief Executive Officer of
	Directors		The Conferences Board, Inc. (global business research) from 1995 to 2007.

Kent Dixon	Director	2007 to	Consultant/Investor since 1988.	112 Funds	None
40 East 52nd Street	and Member	present		109 Portfolios
New York, NY 10022	of the Audit
1937	Committee

Frank J. Fabozzi	Director	2007 to	Consultant/Editor of The Journal of Portfolio Management; Yale	112 Funds	None
40 East 52nd Street	and Member	present	University, School of Management, Professor in the Practice of	109 Portfolios
New York, NY 10022	of the Audit		Finance and Becton Fellow since 2006; Adjunct Professor of
1948	Committee		Finance and Becton Fellow from 2005 to 2006; Professor in the practice of Finance from 2003 to 2005; Adjunct Professor of
Finance from 1994 to 2003; Author and Editor.

Kathleen F. Feldstein	Director	2007 to	President of Economic Studies, Inc. (a Belmont MA-based private	112 Funds	The McClatchy
40 East 52nd Street		present	economic consulting firm) since 1987; Chair, Board of Trustees,	109 Portfolios	Company
New York, NY 10022			McLean Hospital since 2000; Member of the Board of Partners
1941			Community Healthcare, Inc. since 2005; Member of the Board of
Partners HealthCare and Sherrill House since 1990; Trustee, Museum of Fine Arts, Boston since 1992 and a Member of the Visiting
Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research
organization of business leaders and educators) since 1990;
Member of the Advisory Board to the International School of Business,
Brandeis University since 2002.

James T. Flynn	Director,	2004 to	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995	111 Funds	None
40 East 52nd Street	and Member	present	and an employee of JP Morgan in various capacities from 1967	108 Portfolios
New York, NY 10022	of the Audit		to 1995.
1939	Committee

Jerrold B. Harris	Director	2007 to	President and Chief Executive Officer, VWR Scientific Products	111 Funds	BlackRock Kelso
40 East 52nd Street		present	Corporation from 1989 to 1999; Trustee, Ursinus College (education)	108 Portfolios	Capital Corp.
New York, NY 10022			since 2000; Director, Troemner LLC (scientific equipment) since 2000.
1942

*Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

DECEMBER 31, 2007

25

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)			Advised Funds
Name, Address	Held with	Length of		and Portfolios	Public
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors* (concluded)

R. Glenn Hubbard	Director	2007 to	Dean of Columbia Business School since 2004; Columbia faculty	112 Funds	ADP (data and
40 East 52nd Street		present	member since 1988; Co-director of Columbia Business School's	109 Portfolios	information services),
New York, NY 10022			Entrepreneurship Program 1997 to 2004; Visiting Professor at the		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and the		Corporation, Duke
			Harvard Business School since 1985, as well as the University of		Realty, Metropolitan
			Chicago since 1994; Deputy Assistant Secretary of the U.S. Treasury		Life Insurance
			Department for Tax Policy from 1991 to 1993; Chairman of the U.S.		Company
Council of Economic Advisers under the President of the United States from 2001 to 2003.

W. Carl Kester	Director	2004 to	Deputy Dean for Academic Affairs, Harvard Business School since	111 Funds	None
40 East 52nd Street	and Member	present	2006; Mizuho Financial Group, Professor of Finance, Harvard Business	108 Portfolios
New York, NY 10022	of the Audit		School; Unit Head, Finance from 2005 to 2006; Senior Associate Dean
1951	Committee		and Chairman of the MBA Program of Harvard Business School from
1999 to 2005, Member of the faculty of Harvard Business School since
1981. Independent Consultant since 1978.

Karen P. Robards	Director	2004 to	Partner of Robards & Company, LLC (financial advisory firm) since	111 Funds	ArtiCure, Inc.
40 East 52nd Street	and	present	1987; Formerly an investment banker with Morgan Stanley for more	108 Portfolios	(medical devices)
New York, NY 10022	Chairperson		than ten years; Director of Enable Medical Corp. from 1996 to 2005;		Care Investment
1950	of the Audit		Director of AtriCure, Inc. (medical devices) since 2000; Director of		Trust, Inc.
	Committee		Care Investment Trust, Inc. (healthcare REIT) since 2007; Co-founder		(healthcare REIT)
and Director of the Cooke Center for Learning and Development
(not-for-profit organization) since 1987.

Robert S. Salomon, Jr.	Director,	2007 to	Principal of STI Management (investment adviser) from 1994 to 2005;	111 Funds	None
40 East 52nd Street	and Member	present	Chairman and CEO of Salomon Brothers Asset Management Inc. from	108 Portfolios
New York, NY 10022	of the Audit		1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds
1936	Committee		from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at
Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from
1980 to 2001.

*Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Interested Directors*

Richard S. Davis	Director	2007 to	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer,	184 Funds	None
40 East 52nd Street		present	State Street Research & Management Company from 2000 to 2005;	289 Portfolios
New York, NY 10022			Chairman of the Board of Trustees, State Street Research mutual funds
1945			("SSR Funds") from 2000 to 2005; Senior Vice President, Metropolitan
Life Insurance Company from 1999 to 2000; Chairman SSR Realty from
2000 to 2004.

Henry Gabbay	Director	2007 to	Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc.	183 Funds	None
40 East 52nd Street		present	from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors,	288 Portfolios
New York, NY 10022			LLC from 1998 to 2007; President of BlackRock Funds and BlackRock
1947			Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Fund complex from 1989 to 2006.

*	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

26 ANNUAL REPORT

DECEMBER 31, 2007

Officers and Directors (concluded)

Number of
BlackRock-
	Position(s)				Advised Funds
Name, Address	Held with	Length of			and Portfolios	Public
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years		Overseen	Directorships

Advisory Board Member

Roscoe S. Suddarth*	Member of	2007	President, Middle East Institute, from 1995 to 2001; Foreign Service		111 Funds	None
40 East 52nd Street	the Advisory		Officer, United States Foreign Service, from 1961 to 1995 and		108 Portfolios
New York, NY 10022	Board		Career Minister from 1989 to 1995; Deputy Inspector General, U.S.
1935			Department of State, from 1991 to 1994; U.S. Ambassador to the
Hashemite Kingdom of Jordan from 1987 to 1990.

* Roscoe Suddarth resigned from the Advisory Boards of the Funds, effective December 31, 2007.

Fund Officers*

Donald C. Burke	Fund	2007 to	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	present	Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	2007 to	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers
40 East 52nd Street	President	present	and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance
New York, NY 10022			Group thereof from 1995 to 1997; Formerly First Vice President of Emerging Markets Fixed Income Research
1962			of Merrill Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial	present	of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		present	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the Funds since 2007; Managing Director and Senior Counsel thereof since 2005;
40 East 52nd Street	Compliance	present	Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
New York, NY 10022	Officer		Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
1959

Howard Surloff	Secretary	2007 to	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		present	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

* Officers of the Funds serve at the pleasure of the Boards of Directors.

Custodian	Transfer Agent		Accounting Agent	Independent Registered Public		Legal Counsel
State Street Bank and	The Bank of New York Mellon		State Street Bank and	Accounting Firm		Skadden, Arps, Slate,
Trust Company	New York, NY 10286		Trust Company	Deloitte & Touche LLP		Meagher & Flom LLP
Boston MA 02101			Princeton, NJ 08540	Princeton, NJ 08540		New York, NY 10036

ANNUAL REPORT

DECEMBER 31, 2007

27

Additional Information

Proxy Results	BlackRock Enhanced Equity Yield Fund, Inc.

During the six-month period ended December 31, 2007, the shareholders of BlackRock Enhanced Equity Yield Fund, Inc. voted on the following proposal, which was approved at an annual shareholders’ meeting on August 16, 2007. This proposal was part of the reorganization of the Fund’s Board of Directors which took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

		Shares Voted	Shares Withheld
		For	From Voting

To elect the Fund’s Directors:	G. Nicholas Beckwith, III	18,839,692	305,449
	Richard E. Cavanagh	18,840,896	304,245
	Richard S. Davis	18,839,381	305,760
	Kent Dixon	18,838,060	307,081
	Frank J. Fabozzi	18,839,857	305,284
	Kathleen F. Feldstein	18,837,900	307,241
	James T. Flynn	18,839,265	305,876
	Henry Gabbay	18,839,136	306,005
	Jerrold B. Harris	18,841,671	303,470
	R. Glenn Hubbard	18,840,532	304,609
	W. Carl Kester	18,841,462	303,679
	Karen . Robards	18,840,817	304,324
	Robert S. Salomon, Jr.	18,836,735	308,406

Proxy Results		Enhanced Equity Yield & Premium Fund, Inc.

During the six-month period ended December 31, 2007, the shareholders of BlackRock Enhanced Equity Yield and Premium Fund, Inc. voted on the following proposal, which was approved at an annual shareholders’ meeting on August 16, 2007. This proposal was part of the reorganization of the Fund’s Board of Directors which took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

		Shares Voted	Shares Withheld
		For	From Voting

To elect the Fund’s Directors:	G. Nicholas Beckwith, III	14,586,941	420,164
	Richard E. Cavanagh	14,585,583	421,522
	Richard S. Davis	14,588,615	418,490
	Kent Dixon	14,588,525	418,580
	Frank J. Fabozzi	14,590,843	416,262
	Kathleen F. Feldstein	14,584,813	422,292
	James T. Flynn	14,589,215	417,890
	Henry Gabbay	14,588,923	418,182
	Jerrold B. Harris	14,587,993	419,112
	R. Glenn Hubbard	14,584,241	422,864
	W. Carl Kester	14,589,593	417,512
	Karen . Robards	14,589,143	417,962
	Robert S. Salomon, Jr.	14,589,393	417,712

28 ANNUAL REPORT

DECEMBER 31, 2007

Fund Certifications

In November 2007 Enhanced Equity Yield Fund, Inc. and Enhanced
Equity Yield & Premium Fund, Inc. filed their Chief Executive Officer
Certifications for the prior year with the New York Stock Exchange pur-
suant to Section 303A.12(a) of the New York Stock Exchange Corporate
Governance Listing Standards.

Each Fund’s Chief Executive Officer and Chief Financial Officer
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 were filed with each Fund’s Form N-CSR and are available on the
Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on each Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Fund does not make available copies of its Statements of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objective or policies or to the Fund’s character or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day manage-
ment of the Fund’s portfolio.

ANNUAL REPORT

DECEMBER 31, 2007

29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

30 ANNUAL REPORT

DECEMBER 31, 2007

These reports, including the financial information herein, are transmitted to shareholders of BlackRock Enhanced Equity Yield
Fund, Inc. and BlackRock Enhanced Equity Yield & Premium Fund,
Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a repre-
sentation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds
use to determine how to vote proxies relating to portfolio
securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and
(3) on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how the Funds voted
proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available
upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#EEYP-12/07

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: independent:
David O. Beim (term ended effective November 1, 2007)
W. Carl Kester
James T. Flynn
Karen P. Robards
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Enhanced Equity
Yield & Premium	$32,500	$32,500	$0	$0	$6,100	$6,000	$1,042	$0
Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Enhanced Equity	$291,642	$3,077,450
Yield & Premium Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $284,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

David O. Beim (term ended effective November 1, 2007) W. Carl Kester

James T. Flynn Karen P. Robards

Robert S. Salomon, Jr. (term began effective November 1, 2007) Kent Dixon (term began effective November 1, 2007) Frank J. Fabozzi (term began effective November 1, 2007)

Item 6 – Schedule of Investments – The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies – The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

Proxy Voting Policies and Procedures For BlackRock Advisors, LLC And Its Affiliated SEC Registered Investment Advisers September 30, 2006

Table of Contents

Page

Introduction

Scope of Committee Responsibilities

Special Circumstances

Voting Guidelines

Boards of Directors

Auditors

Compensation and Benefits

Capital Structure

Corporate Charter and By-Laws

Corporate Meetings

Investment Companies

Environmental and Social Issues

Notice to Clients

perceived) material conflicts that may arise between BlackRock’s interest and those of
BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy
Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.[6] The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by
BlackRock’s Legal and Compliance Department.

[6] Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may
also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.[7]

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The
Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).[8]

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all
BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin

[7] The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8] The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.[9] All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations
Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder
Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

[9] The Committee may delegate the actual maintenance of such records to an outside service provider.
Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder
Services.

II. Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by
BlackRock clients. BlackRock will generally treat such requests for consents not as
“proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by
BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i)
untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking”
(requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v)
potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a
“best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.
If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case
BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

     Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

§ The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

§ if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

[10] Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

     The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies.
As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#
VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in
uncontested elections, except for nominees who
	§	have missed at least two meetings and, as a result,
attended less than 75% of meetings of the Board of
Directors and its committees the previous year, unless the
nominee missed the meeting(s) due to illness or company
business
	§	voted to implement or renew a “dead-hand” poison pill
	§	ignored a shareholder proposal that was approved by
either a majority of the shares outstanding in any year or
by the majority of votes cast for two consecutive years
	§	failed to act on takeover offers where the majority of the
shareholders have tendered their shares
	§	are corporate insiders who serve on the audit,
compensation or nominating committees or on a full
Board that does not have such committees composed
exclusively of independent directors
	§	on a case-by-case basis, have served as directors of other
companies with allegedly poor corporate governance
	§	sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee
determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional
representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a
minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a
Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single
person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate
directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for
§ auditors that have a financial interest in, or material
association with, the company they are auditing, and are
therefore believed by the Committee not to be independent
§ auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s
financial situation
§ on a case-by-case basis, auditors who in the Committee’s
opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to
“micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS
on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the
Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside
directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of
supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that
apply to all employees. This policy applies to proposals to amend
ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or
employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize
denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options
(unless the company has already publicly committed to do so by a certain date).

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming
“poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to
shareholders for ratification

E.4	FOR management proposals to change the company’s name

F. Corporate Meetings These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other
business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial
statements and statutory reports

F.4	FOR proposals approving the discharge of management and the
supervisory board

F.5	FOR proposals approving the allocation of income and the
dividend

F.6	FOR proposals seeking authorization to file required
documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the
Internet

F.11	AGAINST proposals to require rotating sites for shareholder
meetings

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors
(rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the
Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested
elections, except for nominees who
§ have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its
committees the previous year, unless the nominee missed the
meeting due to illness or fund business
§ ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the
majority of votes cast for two consecutive years
§ are interested directors who serve on the audit or nominating committees or on a full Board that does not have such
committees composed exclusively of independent directors
§ on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or
authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a
director ownership requirement

G.6	FOR classified boards of closed-end investment companies

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.[11] BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11] Such request may be made to the client’s portfolio or relationship manager or addressed in writing to
Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department,
BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2)
on the Commission’s web site at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2007.

(a)(1) BlackRock Enhanced Equity Yield & Premium Fund, Inc. is managed by Jonathan A. Clark,
Managing Director at BlackRock and Debra L. Jelilian, Director at BlackRock. Each is a member of
BlackRock’s Quantitative Investments team. Mr. Clark and Ms. Jelilian are jointly responsible for the day-
to-day management of the Fund’s portfolio and the selection of its investments. Mr. Clark and Ms. Jelilian have been the fund’s portfolio managers since 2005.

Mr. Clark joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President of Merrill
Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006. At MLIM, he was a member of the
Quantitative Investments team, responsible for managing arbitrage and derivative strategies for enhanced and structured portfolios. He also managed a commodities futures portfolio, and was a member of the
Quantitative Investment Committee.

Ms. Jelilian joined BlackRock in 2006. Prior to joining BlackRock, she was a Director MLIM from 1999 to 2006. At MLIM, she was a member of the Quantitative Investments team, responsible for the management of MLIM's equity index portfolios and leading MLIM's transition management efforts in the
Americas. She was also a member of the Quantitative Investment Committee.

(a)(2) As of December 31, 2007:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type				Performance-Based

	Other			Other
(i) Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Jonathan A.

Clark	9	5	0	0	0	0

	$3,128,621,941	$1,243,653,307	$0	$0	$0	$0

Debra L.

Jelilian	25	18	22	0	0	1

	$24,479,103,857	$10,597,337,547	$35,513,726,340	$0	$0	$3,563,742,267

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.
Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.

Portfolio Manager	Benchmarks Applicable to Each Manager

Jonathan A. Clark	A combination of market-based indices (e.g., The S&P 500®
Index, MSCI World Index), certain customized indices and
certain fund industry peer groups.

Debra L. Jelilian	A combination of market-based indices (e.g., The S&P 500®
Index), certain customized indices and certain fund industry peer groups.

f Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and
BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc.
restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Clark and Ms. Jelilian have each received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products.
Every portfolio manager is eligible to participate in the deferred compensation program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement
Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2007, neither Mr. Clark nor Ms. Jelilian beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number (or
	Number of	Price Paid per	Shares Purchased as Part	Approx. Dollar Value) of
	Shares	Share	of Publicly Announced	Shares that May Yet Be
	Purchased		Plans or Programs	Purchased Under the Plans
				or Programs

July 1-31, 2007

August 1-31, 2007

September 1-30, 2007

October 1-31, 2007	33,736	$18.34 [1]	33,736[2]	0

November 1-30, 2007

December 1-31, 2007

Total:	33,736	$18.34 [1]	33,736[2]	0

[1] Subject to a repurchase fee of up to 2% of the net asset value per share.

2 On August 10, 2007, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was September 14, 2007. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-

3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto 12(a)(1) – Code of Ethics – See Item 2 12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

By: /s/ Donald C. Burke

Donald C. Burke

Chief Executive Officer (principal executive officer) of BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Donald C. Burke

Donald C. Burke

Chief Executive Officer (principal executive officer) of BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Date: February 21, 2008 By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of BlackRock Enhanced Equity Yield & Premium Fund, Inc.

Date: February 21, 2008